Exhibit 32.2

                    CERTIFICATION OF CHIEF ACCOUNTING OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

      The undersigned executive officer of WVS Financial Corp. (the "Registrant") hereby certifies that the Registrant's Quarterly Report on Form 10-Q for the three months ended December 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                  /s/ Keith A. Simpson
                                                  ------------------------------
                                                  Keith A. Simpson
                                                  Vice-President and
                                                  Chief Accounting Officer

Date: February 11, 2005

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to WVS Financial Corp. and will be retained by WVS Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.


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